Prospectus

Bitwise Web3 ETF

(NYSE Arca—BWEB)

October 4, 2022

Bitwise Web3 ETF (the “Fund”) is a series of Bitwise Funds Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bitwise Web3 ETF

Investment Objective

The Fund seeks investment results that, before fees and expenses, correspond generally to the performance of the Bitwise Web3 Equities Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

Year 1	Year 3

$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its net assets plus borrowings in the securities comprising the Index. The Fund, using a full replication approach, attempts to reproduce, before fees and expenses, the performance of the Index. The index provider, administrator and owner of the Index is Bitwise Index Services, LLC (the “Index Provider”). Bitwise Investment Manager, LLC serves as the Fund’s investment adviser (“BIM” or the “Adviser”) and Vident Investment Advisory, LLC serves as the Fund’s investment sub-adviser (the “Sub-Adviser”). The Fund will not invest either directly or indirectly in cryptocurrencies, such as through direct holdings of cryptocurrencies (e.g. bitcoin) or indirectly through derivatives that reference cryptocurrencies (e.g. bitcoin derivatives).

The Index provides focused exposure to the equity securities of companies that are well-positioned to benefit from the emergence of Web3 and Web3 technologies (“Web3 Companies”). By seeking to track the Index pursuant to a replication methodology, the Fund intends to provide such exposure to its shareholders. The Fund will invest substantially all, but at least 80%, of its net assets plus borrowings in securities issued by Web3 Companies. “Web 1.0” describes the era of decentralized, open protocols, where most online activity involved navigating to individual static webpages. “Web 2.0” describes the era of internet centralization, where most communication and commercial activity occurs on closed platforms owned by a small number of corporations that are subject to government regulations. “Web 3.0” or “Web3” imagines a future era of internet decentralization that replaces the system where a small number of companies can exert such a strong influence over internet users. Web3 refers to an evolution in the core architecture of the internet that leverages blockchain technology to make the internet more decentralized, secure and open. By providing all users the opportunity to own data and property in the digital world without relying on centralized intermediaries, Web3 provides an internet experience in which data privacy, decentralized ownership and community consensus act as key pillars of the ecosystem. However, there is no guarantee that the promise of Web3 will ever be fully realized. For more information, please see “Principal Risks” below.

The Index utilizes a rules-based security selection methodology administered with input from the Bitwise Web3 Classification Group (the “Index Classification Group”). The Index’s initial starting universe is composed of all securities listed for trading on eligible securities exchanges. In general, a stock exchange will qualify as an eligible stock exchange if there is not an undue burden for U.S. investors to access and settle trades on that exchange in a timely fashion. These securities are then subjected to a number of eligibility screens based upon size, liquidity and free float. Securities with the following characteristics are removed from Index eligibility: (i) shares of companies with a minimum full market capitalization of less than $100,000,000; (ii) shares with a 3-month average daily traded value lower than $1 million; (iii) shares with a price above $50,000; and (iv) shares with a free float of less than 10%.

From the remaining pool of eligible securities, the Index Classification Group, a committee of industry experts employed by an affiliate of the Adviser, first seeks to identify those companies that will enable Web3, benefit from it, and/or see a material impact on their businesses from the growth of Web3. After such companies are identified, the Index Classification Group uses its expert knowledge, supported by information from corporate announcements and filings, public presentations, patent filings, third-party industry assessments, media coverage and scientific literature, and subject matter expert interviews, to determine the degree to which each company’s primary business model, business operations and/or growth prospects rely on the growth of one or more of the Web3 themes identified in the Index methodology: Web3 Finance, Web3 Infrastructure Providers, Web3-Enabled Creator Economy, Web3-Enabled Metaverse and Digital Worlds and Web3 Development and Governance. Additional information about each theme is set forth below.

1.	Web3 Finance: The emergence of Web3 will facilitate digital ownership and property rights by leveraging cryptography and blockchain technology. Companies are eligible for classification as Web3 Finance companies if they facilitate the ownership, transfer, trading, lending, or use of Web3 digital assets and cryptocurrencies in a financial manner.

2.	Web3 Infrastructure Providers: The emergence of Web3 will enable individuals to own their own data and property on the internet in a decentralized manner, which will create new ways to interact with the digital world. Companies are eligible for classification as Web3 Infrastructure Provider companies if they provide technological capabilities that will be in high demand in a Web3-enabled world. These capabilities include privacy, computation and storage, cybersecurity, networking technology, graphical processing, computing facilities and equipment, hashrate, application programming interfaces (“APIs”), and distributed bandwidth.

3.	Web3-Enabled Creator Economy: The emergence of Web3 and digital ownership will empower individuals to build businesses, brands, and services in new ways and with a more direct connection between creators and their customers. Companies are eligible for classification as Web3-Enabled Creator Economy companies if their future growth prospects depend on helping individuals create, promote, design, build or sell goods and services on the internet in a manner that the individual seller retains control over the relationship with the buyer, rather than the platform retaining control over the relationship with the buyer.

4.	Web3-Enabled Metaverse and Digital Worlds: The emergence of Web3 facilitates the growth of open Metaverses and interconnected immersive digital worlds by allowing for interoperability and digital property rights. Companies are eligible for classification as Web3-Enabled Metaverse and Digital Worlds companies if they will directly benefit from this growth or participate in the design of these open and interconnected immersive digital worlds.

5.	Web3 Development and Governance: The emergence of Web3 has created new platforms with a new architecture wherein the community is responsible for development and governance of the platforms themselves. Companies eligible for classification as Web3 Development and Governance companies are those that contribute to development and governance of Web3 platforms themselves, or which provide specialized services or tools to enable individuals and other community members to do so.

The Index Classification Group classifies relevant companies as Tier 1, Tier 2 or Tier 3 Web3 companies pursuant to the criteria set forth below. At each quarterly rebalance, the Fund will invest at least 85% of its net assets plus borrowings in Tier 1 Web3 Companies and Tier 2 Web3 Companies. Once determined, the Index selects up to the thirty Tier 1 and Tier 2 securities with the largest modified market capitalizations, defined as follows: Tier 1 securities are assigned a modified market capitalization equal to 4x their natural market capitalization, while Tier 2 securities are assigned their natural market capitalization. The Index also selects up to ten Tier 3 securities with the largest market capitalizations and includes each as a component of the Index.

Tier 1 Companies: Companies for which all or substantially all of their primary business models and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes.

Tier 2 Companies: Companies for which a majority of their business operations and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes.

Tier 3 Companies: Companies for which a material part of their business operations and/or growth prospects are directly linked to business activities associated with one or more of the Web3 themes. This group, however, will still have the majority of their business operations and/or growth prospects linked to activities outside of Web3.

The Index weights component securities pursuant to a modified market capitalization weighing methodology. At each quarterly rebalance, the Index allocates 85% of its weight to Tier 1 and Tier 2 constituents and 15% of its weight to Tier 3 constituents. Within the 85% index weight allocated to Tier 1 and Tier 2 constituents, Tier 1 and Tier 2 constituents are initially assigned a weight pursuant to their market capitalization. Tier 1 constituent weights are then modified so that they receive a weight equal to 4X their natural market capitalization weight, while Tier 2 constituents receive a weight equal to their natural market capitalization weight. The 15% index weight allocated to Tier 3 constituents is equally distributed among each Tier 3 constituent. The Index is generally expected to be composed of up to 40 securities.

The Index may be comprised of securities issued by companies with small, mid or large capitalizations operating in developed or emerging market countries. For determining which countries are “emerging market countries,” the Index relies upon the classifications of an unaffiliated third-party index provider.

The Index is rebalanced and reconstituted quarterly, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. In addition, if at any time the cumulative Index weight of Tier 1 and Tier 2 companies falls below 80% as of the close of any U.S. business day, the Index will enact an intra-quarter reweighting, and the weights of Tier 1 and Tier 2 constituents will be reset in aggregate to 85% of the portfolio.

The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of September 1, 2022, the Index was concentrated in companies comprising the communications services sector and information technology sector, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.

The Index Provider is an affiliate of the Adviser. The Index Provider may prescribe changes to the selection criteria and other rules governing the Index and the method applied to calculate the Index, which it deems to be necessary and desirable in order to prevent material errors or to remedy, correct or supplement the Index methodology.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Emerging Technologies Risk. The Fund invests in certain companies because of their use of emerging technologies associated with Web3. All of the risks associated with such technologies may not fully emerge until the technology is more widely used. The regulatory environment surrounding new technologies is often unclear. There is often uncertainty regarding the application of existing regulation and there can be no guarantee that new regulations will not be enacted that prohibit the use of a technology, modify its application, inhibit a technology’s widespread adoption or prevent a company from realizing all of its potential benefits. Companies that initially develop or adopt a novel technology may not be able to capitalize on it and there is no assurance that a company will derive any significant revenue from it in the future. An emerging technology may constitute a small portion of a company’s overall business and the success of a technology may not significantly affect the value of the equity securities issued by the company. In addition, a company’s stock price may be overvalued by market participants that value the company’s securities based upon expectations of a technology that are never realized.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Asset Class Risk. Securities and other assets in the Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Blockchain Technology Risk. The Fund holds securities issued by companies for which blockchain technology is essential for their business prospects. Blockchain technology is relatively new and untested technology that operates as a distributed ledger. The risks associated with blockchain technology may not fully emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Therefore, the values of the companies included in an Index may not be a reflection of their connection to blockchain technology, but may be based on other business operations. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the companies included in the Index. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain.

Communication Services Companies Risk. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new competitive product introductions and changing customer tastes. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on non-U.S. exchanges or in non-U.S. markets that may be closed when the securities exchange on which Fund Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed non-U.S. market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed non-U.S. market or when the non-U.S. market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Non-U.S. Securities Risk. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. Additionally, the Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. The Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, although the Fund follows a defined Index rebalance schedule, the Index Provider could determine to suspend or delay a rebalance to a market event, during which time the Fund’s index tracking error may be heightened and could negatively impact investors. Lastly, a stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected, and consequently, the Fund’s holdings may not exhibit returns consistent with that factor trait.

Small- and Mid-Capitalization Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at bwebetf.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC

Investment Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Ryan Dofflemeyer and Rafael Zayas. Each has served as a portfolio manager since the Fund’s inception in October 2022.

●	Ryan Dofflemeyer, Senior Portfolio Manager at Vident Investment Advisory, LLC

●	Rafael Zayas, CFA, Senior Vice President and Head of Portfolio Management & Trading at Vident Investment Advisory, LLC

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at bwebetf.com

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.